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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 20, 2004


                       POOLED AUTO SECURITIES SHELF LLC
                       --------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                  333-117468           52-2233151
--------------------------------  -----------------  -------------------------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
         of Incorporation            File Number)       Identification No.


 One Wachovia Center, TW-9
 Charlotte, North Carolina                                    28288
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   (Address of Principal                                   (Zip Code)
    Executive Offices)

      Registrant's telephone number, including area code: (704) 715-6030

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Item 8.01.  Other Events.
            ------------

     In connection with the proposed offering of Wachovia Auto Owner Trust 2004-B Asset Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99.1 are certain structural, collateral and computational materials prepared by Wachovia Bank, National Association that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, and the no-action letter dated March 9, 1995 issued by the staff of the SEC to Public Securities Association.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

Information and Exhibits.
-------------------------

(c)  Exhibit No.               Description

        99.1 Wachovia Auto Owner Trust 2004-B Structural, Collateral and Computational Materials.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POOLED AUTO SECURITIES SHELF LLC



                                              By:  /s/ Curtis A. Sidden, Jr.
                                                   -------------------------
                                                     Curtis A. Sidden, Jr.
                                                        Vice President

Dated:  August 20, 2004

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Exhibit Index
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         Exhibit                          Description
         -------                          -----------

           99.1 Wachovia Auto Owner Trust 2004-B Structural, Collateral and Computational Materials.